Exhibit 10.1

Amendment to

Employment Agreement

This Amendment to Employment Agreement is made and entered into as of October 13, 2015 (this “Amendment”) by and among KemPharm, Inc., a Delaware corporation (the “Company”), and Christal Mickle (the “Executive”).

Background

A. The Company and Executive previously entered into that certain Employment Agreement dated as of May 30, 2014 (the “Employment Agreement”);

B.Pursuant to Section 17.F of the Employment Agreement, the Employment Agreement may be amended by a written instrument between the Company and the Executive; and

C.The Company and the Executive desire to amend the Employment Agreement as provided herein.

Amendment

For and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

1.Amendment to Section 2.  Section 2 of the Employment Agreement is hereby amended to include the following Subsection 2.E immediately following Subsection 2.D thereof:

“E. Equity Compensation. All options granted pursuant to this Agreement, and each other outstanding equity award granted to Executive, shall accelerate so as to be fully vested and immediately exercisable immediately prior to any Change in Control (as defined in the Plan) of the Company.”

2.This Amendment shall become effective immediately upon execution by the Company and the Executive.

3.Other than as set forth in this Amendment, all of the terms and conditions of the Employment Agreement shall continue in full force and effect.

[Signature Page Follows]

In Witness Whereof, the parties have executed this Amendment to Employment Agreement as of the date first written above.

COMPANY:

KemPharm, Inc.

By: /s/ R. LaDuane Clifton

Name: R. LaDuane Clifton

Title: Chief Financial Officer

In Witness Whereof, the parties have executed this Amendment to Employment Agreement as of the date first written above.

EXECUTIVE:

/s/ Christal Mickle

Christal Mickle